                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                      ------------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: November 3, 1999





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



          New York                   33-89380-01               37-0152681
- ----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                     Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                       62048
- ----------------------------------------             --------------------------
(Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.     OTHER EVENTS.
            -------------

            The October 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on November 3, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of October, 1999.

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                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank
                                    National Association, Servicer


                                    By:    /s/ Keith Roever
                                           ----------------
                                    Name:  Keith Roever
                                    Title: President



Date: November 17, 1999

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                              Exhibits
- ------                              --------
    1                               Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of October, 1999.